TM CENTURY, INC.
                          2000 STOCK OPTION PLAN


        1. Purpose. The purpose of this 2000 TM Century, Inc. Employee Stock Option Plan (hereinafter referred to as the "Plan") is to further the success of TM Century, Inc., a Delaware corporation (the "Company"), and certain of its affiliates by making available Common Stock of the Company for purchase by officers, employees, directors and consultants of the Company or its affiliates ("Participants"), and thus to provide an additional incentive to such Participants to continue in the service of the Company or its affiliates and to give them a greater interest as shareholders in the success of the Company. Accordingly, the Committee is hereby authorized to designate those Participants who are to receive Options under this Plan, and upon the due execution of an Option Agreement, to grant Options to such Participants.

        2. Definitions. As used in this Plan, the terms set forth below shall have the following meanings:

        (a)  "Board" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

        (c) "Committee" means the body administering the Plan described in Paragraph 3 hereof.

        (d) "Common Stock" means the Company's common stock, par value $ .01 per share.

        (e) "Company" means TM Century, Inc., a Delaware corporation, and any successor in interest.

        (f) "Date of Grant" means the date on which the Committee takes the requisite action to grant an Option hereunder.

        (g) "Effective Date" means the effective date of this Plan specified in Paragraph 14 hereof.

        (h) "Fair Market Value" means, with respect to a share of the Common Stock, 1) if traded on the National Association of Securities Dealers, Inc. (the "NASD") National Market System ("NMS"), the last price of a share of Common Stock on the last trading day on any relevant date or, if there is no trading on such date, the immediately preceding date, as published in the NASDAQ National Market Issues report in the Southwestern Edition of the Wall Street Journal, 2)if listed on a national securities exchange (an "exchange"), the mean between the highest price and the lowest price at which the Common Stock shall have been sold "regular way" on an exchange on the applicable date or, if there are no sales on said date, then on the next preceding date on which there were sales of Common Stock, 3) if the Common Stock is not traded on the NMS or listed on an exchange, the mean between the bid and asked prices last reported by the NASD for the over-the-counter market on the applicable date, or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or 4) if the Common Stock is not traded on the NMS or listed on an exchange and quotations for the Common Stock are not reported by the NASD, the fair market value determined by the Committee.

        (i)  "Incentive Stock Option" means  an Option qualifying  under
   Section 422 of the Code.

        (j) "Option" means an Option granted pursuant to this Plan and may be either an Incentive Stock Option or a Non-qualified Stock Option.

        (k) "Option Agreement" means a written agreement between the Company and a Participant pursuant to which Options are granted to a Participant under this Plan.

        (l) "Option Price" means the price per share of Common Stock, determined under Paragraph 7(a) hereof, for which an Option may be exercised.

        (m) "Optionee" shall mean the person who is entitled to exercise an Option.

        (n) "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        (o) "Participants" means the employees, directors, consultants and officers of the Company and its Subsidiaries.

        (p) "Relinquished Options" means Options relinquished pursuant to Paragraph 9 hereof.

        (q) "Subsidiary" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

        3. Administration of Plan. The Board shall administer the Plan; provided, however, that the Board may appoint a committee (the "Committee") composed of not less than two persons to administer the Plan. For purposes of this Plan the term "Committee" shall refer to the Board during all periods in which the Board has not appointed a committee to administer the Plan. The Committee shall report all action taken by it to the Board, which shall review and ratify or approve those actions that are by law required to be so reviewed and ratified or approved by the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom, and the time or times at which, Options shall be granted and the number of shares and purchase price of Common Stock covered by each Option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions (which need not be identical or consistent with respect to each Participant) of the respective Option Agreements and any agreements ancillary thereto, including, without limitation, terms covering the payment of the Option Price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of this Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

        4. Options Authorized. The Options granted under this Plan may be Incentive Stock Options or Non-qualified Stock Options. The Committee shall have the full power and authority to determine which Options shall be Non-qualified Stock Options and which shall be Incentive Stock Options; to grant only Incentive Stock Options or only Non-qualified Stock Options or any combination thereof; and, in its sole discretion, to grant to an Optionee, in exchange for the surrender and cancellation of an Option, a new Option having a purchase price lower than that provided in the Option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of this Plan. Options may be granted in tandem with stock appreciation rights (payable in cash, common stock or a combination of the two) in accordance with any applicable requirements of the Code. Under no circumstances may Non-qualified Stock Options be granted where the exercise of such Non-qualified Stock Options may affect the exercise of Incentive Stock Options granted pursuant to the Plan. No Options may be granted under the Plan prior to the Effective Date. In addition to any other limitations set forth herein, the aggregate fair market value (determined in accordance with Paragraph 7(a) of the Plan as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all plans of the Company and of any Parent or Subsidiary) shall not exceed $100,000.

        5. Common Stock Subject to Options. The aggregate number of shares of the Company's Common Stock that may be issued upon the exercise of Options or stock appreciation rights granted in tandem with Options shall not exceed three hundred fifty thousand (350,000) shares, subject to adjustment under the provisions of Paragraph 8 hereof. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, or shares issued and reacquired by the Company. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option shall again be available for Options to be granted under the Plan, except that shares for which Relinquished Options (or portions thereof) are exercisable shall not again be available for Options under the Plan.

        6. Participants. Except as hereinafter provided, Options may be granted under the Plan to any Participant. In determining the Participants to whom Options shall be granted and the number of shares to be covered by such Option, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success, and such other factors as the Committee in its discretion shall deem relevant. A Participant who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan, in the Committee's discretion.

        7. Terms and Conditions of Options. The grant of an Option under the Plan shall be evidenced by an Option Agreement executed by the Company and the applicable Participant and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

        (a) Option Price. The Option Price per share with respect to each Option shall be determined by the Committee, but shall in no instance be less than the par value of the shares subject to the Option. In addition and subject to Paragraph 7(g) below, the Option Price per share with respect to Incentive Stock Options granted hereunder shall in no instance be less than the Fair Market Value of the shares subject to the Option as of the Date of Grant. The Committee may permit all or a portion of the Option Price to be payable in shares of Common Stock owned by the holder of an Option that have an aggregate Fair Market Value of no less than the Option Price.

        (b) Period of Option. The expiration date of each Option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than 10 years from the Date of Grant.

        (c) Vesting of Shareholder Rights. Neither an Optionee nor his successor in interest shall have any of the rights of a shareholder of the Company solely by virtue of the ownership of such Option until the Option is exercised and the shares relating to the Option are properly delivered to such Optionee or successor.

        (d) Exercise of Option. Each Option shall be exercisable from time to time (but not sooner than six months after the Date of Grant) over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to less than 25 shares unless the remaining shares that have become so purchasable are less than 25 shares. After the death of the Optionee, an Option may be exercised as provided in Paragraph 16 hereof.

        (e) Nontransferability of Option. Except as may be otherwise expressly permitted in an Option Agreement, no Option shall be transferable or assignable by an Optionee, other than by will or the laws of descent and distribution, and each Option shall be exercisable, during the Optionee's lifetime, only by him or her or, during periods of legal disability, by his or her legal representative. No Option shall be subject to execution, attachment, or similar process.

        (f) Disqualifying Disposition. The Option Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of
   Section 424(c) of the Code, of any share or shares of Common Stock issued to him or her pursuant to exercise of the Option within the two-year period commencing on the day after the Date of Grant of such Option or within the one-year period commencing on the day after the date of issuance of the share or shares to him or her pursuant to the exercise of such Option, he or she shall, within 10 days of such disposition date, notify the Company of the sales price or other value ascribed to or used to measure the disposition of the share or shares thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

        (g) Limitation on Grants to Certain Shareholders. An Incentive Stock Option may be granted to a Participant only if such Participant, at the time the Option is granted, does not own, after application of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company or of its Parent or Subsidiary. The preceding restriction shall not apply if at the time the Option is granted the Option Price is at least 110% of the fair market value (as defined in Paragraph 7(a) above) of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.

        (h) Consistency with Code. Notwithstanding any other provision in this Plan to the contrary, the provisions of all Option Agreements shall not violate the requirements of the Code applicable to the Incentive Stock Options authorized hereunder.

        (i) Grants to Committee Members. Members of the Committee who are outside directors (i.e. those directors who are not employees of or full time consultants to the Company) shall receive 2,500 Nonqualified Stock Options on the second Tuesday in December of each year for five (5) years beginning in December, 2000, and such options shall become exercisable in accordance with the following schedule:

             Completed Years             Cumulative Percentage
             From Date of Grant           of Shares Covered by
                                           Nonqualified Stock
                                          Options Which May be
                                               Exercised

             Less than 1 year .............       20%
             1 but less than 2 years ......       50%
             2 years or more ..............       100%

   The term of each Nonqualified Stock Option granted to a member of the Committee shall be ten years. The exercise price per share of Common Stock purchasable upon exercise of the Nonqualified Stock Options granted to the members of the Committee shall be $0.15 per share. The provisions of this Paragraph 7(i) may not be modified or amended more than once every six (6) months other than to comport with changes in the Code. Except for options granted under this Paragraph 7(i), members of the Committee who are outside directors shall not be eligible to receive options under the Plan.

        8.   Adjustments.

        (a) In the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of a change in capitalization of the Company, a combination, merger or reorganization of the Company into or with any other corporation, or in the event of the sale of all or substantially all assets, or any other transaction with similar effects (a "Transaction"), then each Option outstanding on the date of any such Transaction shall vest in its Grantee immediately, and may be exchanged for the number and kind of shares of Common Stock or other securities, property, or cash into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged, and the Committee may make other equitable adjustments which it deems to be warranted.

        (b) In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or other property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Options, such adjustment shall be made in accordance with such determination. Any adjustment of an Incentive Stock Option under this paragraph shall be made only to the extent
   not   constituting   a   "modification"  within   the   meaning   of
   Section 425(h)(3) of the Code. The Committee shall given notice to each Grantee, and upon notice such adjustment shall be effective and binding for all purposes of the Plan.

        9.   Relinquishment of Options.

        (a) The Committee, in granting Options hereunder, shall have discretion to provide that an Optionee, or his heirs or other legal representatives (to the extent entitled to exercise the Option under the terms of this Plan), in lieu of purchasing the entire number of shares subject to purchase pursuant to such Option, shall have the right to relinquish all or any part of the unexercised portion of the Option (such portion of the Option relinquished being hereinafter referred to as the "Relinquished Option") for a number of whole shares of Common Stock equal to the product of (i) the number of shares of Common Stock subject to the Relinquished Option and (ii) a fraction, the numerator of which is the excess of (A) the current fair market value per share of Common Stock covered by the Relinquished Option over (B) the Option Price of such Relinquished Option, and the denominator of which is the then current fair market value per share of such Common Stock. No fractional shares of Common Stock will be issued pursuant to the exercise of Relinquished Options. Rather, cash equal to the fractional amount of such share multiplied by the fair market value per share will be paid to the Optionee, subject to the federal income and other tax withholding requirements of Paragraph 13 hereof.

        (b) The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be relinquishable, subject to the applicable provisions of the Plan. Outstanding Option Agreements may be amended, if necessary, to permit such exemption.

       10. Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

       11. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

       12. Amendment, Suspension, and Termination of Plan. Except as provided in Paragraph 7(i), the Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company, provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which shareholder approval is required of the Company by (a) the Code or regulatory provisions dealing with Incentive Stock Options; (b) any rules for listed companies promulgated by any national stock exchange on which the Company's stock may be traded; or (c) any other applicable rule or law. Unless sooner terminated hereunder, the Plan shall terminate 10 years after the Effective Date. No Option may be granted during any suspension or after the termination of the Plan. Except as otherwise specifically provided herein, no amendment, suspension, or termination of the Plan shall, without an Optionee's consent, impair or negate any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

       13.  Tax  Withholding.     The  Committee  may,   in  its   sole
   discretion, (a) require an Optionee to remit to the Company a cash amount sufficient to satisfy, in whole or in part, any federal, state, and local withholding tax requirements prior to the delivery of any certificate for shares pursuant to the exercise of an Option hereunder; (b) grant to an Optionee the right to satisfy, in whole or in part, any such withholding tax requirements by electing to require that the Company, upon any exercise of the Option, withhold from the shares of Common Stock issuable to the Optionee upon the exercise of the Option, that number of full shares of Common Stock having a fair market value equal to the amount or portion of the amount required to be withheld; or (c) satisfy such withholding requirements through another lawful method, including through additional withholdings against the Optionee's other wages with the Company.

       14.  Effective Date of Plan.   This Plan shall become  effective
   on the date (the "Effective Date") of the last to occur of (a) the adoption of the Plan by the Board; and (b) the approval, within 12 months of such adoption, by a majority (or such other proportion as may be required by state law or the Articles of Incorporation of the Company) of the outstanding voting shares of stock of the Company, voted either in person or by proxy, at a duly held stockholders meeting, or, where permitted by law, by the consent of all or a majority of the holders of the outstanding voting shares of the Company.

       15.  Termination   of   Employment.      Except   as   otherwise
   specifically provided in an Option Agreement, in the event of the retirement (with the written consent of the Company) or other termination of the employment of a Participant to whom an Option has been granted under the Plan, other than (a) a termination that is either (i) for cause (as "cause" or "Cause" may be defined in any employment agreement then in existence between the Company and the Participant, or in the absence of any such definition, as defined in the Option Agreement) or (ii) voluntary on the part of the employee and without the written consent of the Company; or (b) a termination by reason of death, the employee may (unless otherwise provided in his Option Agreement) exercise his Option at any time within three months after such retirement or other termination of employment (or within one year after termination of employment due to disability within the meaning of Code Section 422(c)(6)), or within such other time as the Committee shall authorize, but in no event after 10 years from the date of granting thereof (or such lesser period as may be specified in the Option Agreement), but only to the extent of the number of shares for which his Options were exercisable by him at the date of the termination of his employment. Except as otherwise specifically provided in an Option Agreement, in the event of the termination of the employment of an employee to whom an Option has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, any Option held by him under the Plan, to the extent not previously exercised, shall forthwith terminate on the date of such termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Companyor a Subsidiary. The Option Agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment at any time.

       16.  Death  of   Holder  of   Option.     Except  as   otherwise
   specifically provided in an Option Agreement, in the event a Participant to whom an Option has been granted under the Plan dies during, or within three months after the termination of, his employment by the Company or a Subsidiary or Parent, such Option (unless it shall have been previously terminated pursuant to the provisions of the Plan or unless otherwise provided in his Option Agreement) may be exercised (to the extent of the entire number of shares covered by the Option whether or not purchasable by the employee at the date of his death) by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee shall have transferred such Option by will or by the laws of descent and distribution, at any time within a period of 12 months after his death, but not after the exercise termination date set forth in the relevant Option Agreement.

       17. Loans to Assist in Exercise of Options. If approved by the Board, the Company or any Parent or Subsidiary may lend money or guarantee loans by third parties to an individual to finance the exercise of any Option granted under the Plan to carry Common Stock thereby acquired. No such loan to finance the exercise of an Incentive Stock Option shall have an interest rate or other terms that would cause any part of the principal amount to be characterized as interest for purposes of the Code.